Twin Oak Endure ETF
Schedule of Investments
May 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 86.0%		Shares		Value
Twin Oak Short Horizon Absolute Return ETF (a)(b)(c)		1,425,000		$ 40,983,000
Vanguard S&P 500 ETF (b)(d)		106,252		73,897,204
TOTAL EXCHANGE TRADED FUNDS (Cost $100,199,498)				114,880,204

CORPORATE BONDS - 1.5%		Par		Value
Securities Brokerage - 1.5%
Citigroup Global Markets Holdings, Inc., 0.00%, 01/30/2031 (e)(f)		1,000,000		1,006,595
GS Finance Corp., 0.00%, 03/11/2031 (f)(g)		1,000,000		975,900
				1,982,495
TOTAL CORPORATE BONDS (Cost $2,000,000)				1,982,495

PURCHASED OPTIONS - 0.8% (a)	Notional Amount	Contracts		Value
Call Options - 0.8%
State Street SPDR S&P 500 ETF Trust, Expiration: 07/17/2026; Exercise Price: $750.15 (h)(i)	39,715,200	525		1,056,741

Put Options - 0.0% (j)
Voo Collar - 3/5/27 - L Put 556.59 S Call 674.09, Counterparty: Goldman Sachs, Expiration: 03/05/2027; Exercise Price: $556.59	69,549	1		(5,948)
TOTAL PURCHASED OPTIONS (Cost $773,101)				1,050,793

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 7.5%		Par		Value
3.60%, 07/14/2026 (d)(k)		10,000,000		9,956,827
TOTAL U.S. TREASURY BILLS (Cost $9,957,287)				9,956,827

TOTAL INVESTMENTS - 95.8% (Cost $112,929,886)				127,870,319
Other Assets in Excess of Liabilities - 4.2%			0.04198	5,603,242
TOTAL NET ASSETS - 100.0%				$ 133,473,561

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	Affiliated security as defined by the Investment Company Act of 1940.
(d)	All or a portion of the security has been pledged as collateral for swap contracts. The fair value of assets committed as collateral as of May 31, 2026 was $15,461,872.
(e)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of May 31, 2026, the value of these securities total $1,006,595 or 0.8% of the Fund’s net assets.

(f)	Zero coupon bonds make no periodic interest payments.
(g)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $975,900 or 0.7% of net assets as of May 31, 2026.

(h)	Exchange-traded.
(i)	100 shares per contract.
(j)	Represents less than 0.05% of net assets.
(k)	The rate shown is the annualized yield as of May 31, 2026.

Twin Oak Endure ETF
Schedule of Total Return Swap Contracts
May 31, 2026 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)
State Street SPDR S&P 500 ETF Trust	Goldman Sachs	Receive	SOFR + 0.70%	Termination	07/28/2026		$ 24,332,179	$ 3,699,670
State Street SPDR S&P 500 ETF Trust	Goldman Sachs	Receive	SOFR + 0.67%	Termination	11/10/2026		5,639,558	489,150
State Street SPDR S&P 500 ETF Trust	Goldman Sachs	Receive	SOFR + 0.67%	Termination	04/20/2027		5,760,595	707,236
State Street SPDR S&P 500 ETF Trust	Nomura Securities International, Inc.	Receive	SOFR + 0.80%	Termination	10/26/2026		1,149,850	122,025
Net Unrealized Appreciation (Depreciation)						0	0	5,018,081

There are no upfront payments or receipts associated with total return swaps in the Fund as of May 31, 2026.

SOFR - Secured Overnight Financing Rate was 3.63% as of May 31, 2026.

Summary of Fair Value Disclosure as of May 31, 2026 (Unaudited)

Twin Oak Endure ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$ 114,880,204	$ –	$ –	$ 114,880,204
Corporate Bonds	–	1,982,495	–	1,982,495
Purchased Options	–	1,056,741	–	1,056,741
U.S. Treasury Bills	–	9,956,827	–	9,956,827
Total Investments	$ 114,880,204	$ 12,996,063	$ –	$ 127,876,267

Other Financial Instruments:
Total Return Swaps *	$ –	$ 5,018,081	$ –	$ 5,018,081
Total Other Financial Instruments	$ –	$ 5,018,081	$ –	$ 5,018,081

Liabilities:
Investments:
Purchased Options	$ –	$ (5,948)	$ –	$ (5,948)
Total Investments	$ –	$ (5,948)	$ –	$ (5,948)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of May 31, 2026.

Refer to the Schedule of Investments for further disaggregation of investment categories.